UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2003

AMERICA WEST HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12649	86-0847214
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (480) 693-0800

AMERICA WEST AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-12337	86-0418245
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (480) 693-0800

ITEM 4. CHANGES IN REGISTRANTS’ CERTIFYING ACCOUNTANT.

     PricewaterhouseCoopers LLP (“PwC”) served as the independent auditors for America West Holdings Corporation (“Holdings” or the “Company”) and America West Airlines, Inc. (“AWA”) for the fiscal years ended December 31, 2002 and 2001. On August 21, 2003, the Company dismissed PwC as its independent auditors. The Company appointed KPMG LLP (“KPMG”) as its independent auditors on August 21, 2003. The decision to change independent auditors was approved by the Company’s Audit Committee.

     The audit reports of PwC on Holdings’ and AWA’s consolidated balance sheets as of December 31, 2002 and 2001 and the related statements of operations, cash flows and stockholders’ equity for each of such years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the fiscal years ended December 31, 2001 and 2002 and through August 21, 2003, there have been no disagreements between the Company and PwC as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreement in their reports on the financial statements for such years within the meaning of Item 304(a)(1)(iv) of
Regulation S-K.

     During the fiscal years ended December 31, 2001 and 2002 and through August 21, 2003, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     Holdings and AWA did not consult with KPMG prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the financial statements of Holdings or AWA or any matter that was either the subject of a disagreement or a reportable event within the meaning of Item 304(a)(1) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP regarding change in certifying accountants.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA WEST HOLDINGS CORPORATION

Dated: August 27, 2003	By:	/s/ Derek J. Kerr

Derek J. Kerr Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA WEST AIRLINES, INC.

Dated: August 27, 2003	By:	/s/ Derek J. Kerr

Derek J. Kerr Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP regarding change in certifying accountants.